Exhibit 99.1
ZipRecruiter Announces First Quarter 2026 Results
Quarterly revenue of $107.5 million
Quarterly net loss of $(4.7) million, or net loss margin of (4)%
Quarterly Adjusted EBITDA of $9.7 million, or Adjusted EBITDA margin of 9%

SANTA MONICA, Calif. (May 7, 2026) – ZipRecruiter® (NYSE: ZIP), a leading online employment marketplace, today announced financial results for the quarter ended March 31, 2026. ZipRecruiter’s complete first quarter 2026 results, financial guidance, and management commentary can be found by accessing ZipRecruiter’s shareholder letter on the quarterly results page of the Investor Relations website at investors.ziprecruiter.com.
“We started 2026 with disciplined execution, delivering Q1 results above the midpoint of our guidance. The pace of innovation across our marketplace is accelerating, with a focus on driving meaningful conversations between job seekers and employers,” said Ian Siegel, CEO of ZipRecruiter. “Our AI-powered matching technology enables us to move beyond identifying the right matches to actively driving engagement across our marketplace. With our cutting-edge technology, proprietary data, and enduring brand, we believe ZipRecruiter is well positioned to win in the AI era and capture market share.”
Conference Call Details
ZipRecruiter will host a conference call today, May 7, at 2:00 p.m. Pacific Time to discuss its financial results. A live webcast of the call can be accessed from ZipRecruiter’s Investor Relations website at investors.ziprecruiter.com. An archived version will be available on the website two hours after the completion of the call. Investors and analysts can participate in the conference call by dialing +1 (833) 461-5787, or +1 (585) 542-9983 for callers outside the United States and use the Conference ID 529851840.

Forward-Looking Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our pace of innovation accelerating, our expected market share, and other statements that reflect ZipRecruiter’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, including our ability to attract and retain employers and job seekers; our ability to compete with well-established competitors and new entrants; our ability to achieve and/or maintain profitability; our ability to maintain, protect and enhance our brand and intellectual property; our dependence on macroeconomic factors, including potential unfavorable changes in U.S. trade or other policies, such as U.S. tariff policies, and the potential negative economic consequences thereof; our ability to maintain and improve the quality of our platform; our dependence on the interoperability of our platform with mobile operating systems that we do not control; our ability to successfully implement our business plan during a global economic downturn that may impact the demand for our services or have a material adverse impact on our and our business partners’ financial condition and results of operations; our ability and the ability of third parties to protect our users’ personal or other data from a security breach and to comply with laws and regulations relating to consumer data privacy and data protection; our ability to detect errors, defects or disruptions in our platform; our ability to comply with the terms of underlying licenses of open source software components on our platform; our ability to expand into markets outside the United States; our ability to achieve desired operating margins; our compliance with a wide variety of U.S. and international laws and regulations; our reliance on Amazon Web Services; our ability to mitigate payment and fraud risks; our dependence on our senior management and our ability to attract and retain new talent; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the twelve months ended December 31, 2025 that we filed with the U.S. Securities and Exchange Commission and our Quarterly Report on Form 10-Q for the three months ended March 31, 2026 that we will file with the U.S. Securities and Exchange Commission. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. ZipRecruiter does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise.
Non-GAAP Financial Measures
This release includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDA margin.

We define Adjusted EBITDA as our net income (loss) before interest expense, other income (expense), net, income tax expense (benefit) and depreciation and amortization, adjusted to eliminate stock-based compensation expense. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of revenue for the same period.

Management and our board of directors use these non-GAAP financial measures as supplemental measures of our performance because they assist us in comparing our operating performance on a consistent basis, as they remove the impact of some items not directly resulting from our core operations. We also use these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections, to evaluate the performance and effectiveness of our strategic initiatives and to evaluate our capacity for capital expenditures to expand our business.

Adjusted EBITDA and Adjusted EBITDA margin should not be considered in isolation, as an alternative to, or superior to net income (loss), revenue, cash flows or other measures derived in accordance with GAAP. These non-GAAP measures are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Management believes that the presentation of non-GAAP financial measures is an appropriate measure of operating performance because they eliminate the impact of some expenses that do not relate directly to the performance of our underlying business.

These non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or other items. Additionally, Adjusted EBITDA and Adjusted EBITDA margin are not intended to be a measure of free cash flow for management’s discretionary use, as they do not reflect our tax payments and certain other cash costs that may recur in the future, including, among other things, cash requirements for costs to replace assets being depreciated and amortized. Management compensates for these limitations by relying on our GAAP results in addition to using Adjusted EBITDA and Adjusted EBITDA margin as supplemental measures of our performance. Our measures of Adjusted EBITDA and Adjusted EBITDA margin used herein are not necessarily comparable to similarly titled captions of other companies due to different methods of calculation.

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)
(in thousands, except net income (loss) margin and Adjusted EBITDA margin data)

Quarter Ended March 31,
2026
GAAP net income (loss)	$(4,738)
Stock-based compensation	8,370
Depreciation and amortization	2,878
Interest expense	7,446
Other (income) expense, net	(3,420)
Income tax expense (benefit)	(836)
Adjusted EBITDA	$9,700
Net income (loss) margin	(4)%
Adjusted EBITDA margin	9%

About ZipRecruiter
ZipRecruiter® (NYSE:ZIP) is a leading online employment marketplace that actively connects people to their next great opportunity. ZipRecruiter’s powerful matching technology improves the job search experience for job seekers and helps businesses of all sizes find and hire the right candidates quickly. ZipRecruiter has been the #1 rated job search app on iOS & Android for the past nine years1 and is rated the #1 job site by G2.2 For more information, visit www.ziprecruiter.com.

Contacts
Investors:
Emilio Sartori
Investor Relations
ir@ziprecruiter.com

Corporate Communications:
Claire Walsh
Press Relations
press@ziprecruiter.com

1 Based on job seeker app ratings, during the period of January 2017 to January 2026 from AppFollow for ZipRecruiter, Glassdoor, Indeed, LinkedIn, and Monster.
2 Based on G2 satisfaction ratings in N. America as of January 12, 2026.